UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2016 (December 9, 2016)
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 9, 2016, AGNC Investment Corp. (the "Company") held a Special Meeting of Stockholders (the "Special Meeting") at the Hyatt Regency Bethesda, Bethesda, Maryland 20184 at 9:00 a.m. (ET). The record date for the Special Meeting was October 24, 2016. As of the record date, a total of 331,046,077 shares of the Company's common stock, par value $0.01 ("Common Stock"), were entitled to vote at the Special Meeting. There were 193,400,194 shares of Common Stock present in person or by proxy at the Special Meeting. Set forth below are the matters acted upon by the common stockholders and the final voting results of each such proposal.

1.    Approval of the AGNC Investment Corp. 2016 Equity and Incentive Compensation Plan (the "2016 Equity Plan"). The Company's common stockholders voted to approve the 2016 Equity Plan.

For	Against	Abstain
171,164,908	20,619,091	1,616,193

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: December 12, 2016	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary